UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2025

Fortress Credit Realty Income Trust

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-56685	99-3367363
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas
New York, New York		10105
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 798-6100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

June 30, 2025 NAV Per Share

On July 15, 2025, Fortress Credit Realty Income Trust (the “Company” or “we”) reported net asset value (“NAV”) per share for each outstanding class of common shares of the Company as of June 30, 2025, which is set forth below:

NAV per Share
Class B	$20.1667
Class R	$20.0314
Class J-1	$20.0375
Class J-2	$20.0224
Class J-4	$20.2773
Class S	$20.2705
Class I	$20.2620
Class E	$20.1449

Net Asset Value

A detailed calculation of the NAV per share is set forth below. We calculate NAV per share in accordance with the valuation guidelines that have been approved by our board of trustees. Our total NAV presented in the following tables includes the NAV of our outstanding classes of common shares, which includes Class B, Class R, Class J-1, Class J-2, Class J-4, Class S, Class I and Class E common shares. The following table provides a breakdown of the major components of our NAV as of June 30, 2025 (amounts in thousands):

Components of NAV	Amount
Commercial real estate loan investments	$1,318,378
Investments in real estate-related assets	441,751
Cash and cash equivalents	180,986
Restricted cash	69,415
Other assets	17,738
Secured debt arrangements	(640,946)
Subscriptions received in advance	(41,772)
Revolving credit facilities	(256,046)
Distribution payable	(6,149)
Due to affiliate	(2,776)
Other liabilities	(42,621)
Non-controlling interests	(19,468)
Net Asset Value	$1,018,490
Number of outstanding shares	50,638

The following table provides a breakdown of our total NAV and NAV per share by class as of June 30, 2025 (amounts in thousands, except per share data):

	Monthly NAV	Number of Outstanding Shares	NAV per Share as of June 30, 2025
Class B	$448,094	22,219	$20.1667
Class R	88,771	4,432	$20.0314
Class J-1	311,637	15,553	$20.0375
Class J-2	65,757	3,284	$20.0224
Class J-4	46,145	2,276	$20.2773
Class S	6,025	297	$20.2705
Class I	26,242	1,295	$20.2620
Class E	25,819	1,282	$20.1449
Total	$1,018,490	50,638

The following table provides a breakdown of the major components of NAV as of May 31, 2025 (amounts in thousands):

Components of NAV	Amount
Commercial real estate loan investments	$1,167,167
Investments in real estate-related assets	193,369
Cash and cash equivalents	150,107
Restricted cash	50,745
Other assets	71,412
Secured debt arrangements	(488,715)
Subscriptions received in advance	(28,832)
Revolving credit facilities	(76,387)
Distribution Payable	(5,986)
Due to affiliate	(3,201)
Other liabilities	(27,869)
Non-controlling interests	(15,210)
Net Asset Value	$986,600
Number of outstanding shares	49,144

The following table provides a breakdown of our total NAV and NAV per share by class as of May 31, 2025 (amounts in thousands, except per share data):

	Monthly NAV	Number of Outstanding Shares	NAV per Share as of May 31, 2025
Class B	$445,728	22,140	$20.1321
Class R	88,490	4,425	$19.9980
Class J-1	309,373	15,466	$20.0039
Class J-2	65,370	3,270	$19.9890
Class J-4	30,405	1,501	$20.2556
Class S	4,102	203	$20.2426
Class I	17,271	853	$20.2378
Class E	25,861	1,286	$20.1081
Total	$986,600	49,144

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortress Credit Realty Income Trust

Dated: July 18, 2025	By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss Title: Chief Financial Officer